Statement of Additional Information Supplement

December 8, 2009

Morgan Stanley Institutional Fund Trust

Supplement dated December 8, 2009 to the Morgan Stanley Institutional Fund Trust Statement of Additional Information dated January 30, 2009 of:

Municipal Portfolio

The first and second paragraphs of the section of the Statement of Additional Information entitled "Investment Adviser—Portfolio Managers—Municipal Portfolio" are hereby deleted and replaced with the following:

Other Accounts Managed by the Portfolio Managers. As of September 30, 2008: Neil Stone managed 20 registered investment companies with a total of approximately $7.3 billion in assets; no pooled investment vehicles other than registered investment companies; and 42 other accounts with a total of approximately $9.0 billion in assets. As of December 7, 2009, Thomas Byron managed 27 registered investment companies with a total of approximately $11.0 billion in assets; no pooled investment vehicles other than registered investment companies; and two other accounts with a total of approximately $29.0 million in assets. Robert J. Stryker managed 32 registered investment companies with a total of approximately $11.9 billion in assets; no pooled investment vehicles other than registered investment companies; and two other accounts with a total of approximately $29.0 million in assets. Robert W. Wimmel managed 28 registered investment companies with a total of approximately $11.7 billion in assets; no pooled investment vehicles other than registered investment companies; and two other accounts with a total of approximately $29.0 million in assets.

Securities Ownership of Portfolio Managers. As of September 30, 2008, the dollar range of securities beneficially owned by Neil Stone in the Portfolio was $100,001–$500,000. As of December 7, 2009, the dollar range of securities beneficially owned by Thomas Byron, Robert J. Stryker and Robert W. Wimmel in the Portfolio was $0, $0 and $0, respectively.

Please retain this supplement for future reference.